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                                                                    Exhibit 10.1
                                    FORM OF

                               C-QUENTIAL, INC.

                     2000 STOCK OPTION AND INCENTIVE PLAN


SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS
            ----------------------------------------

         The name of the plan is the _____________________ 2000 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of _____________________ (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Administrator" is defined in Section 2(a).

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

         "Board" means the Board of Directors of the Company.

         "Change of Control" is defined in Section 17.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Committee" means the Committee of the Board referred to in Section 2.

         "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.


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         "Deferred Stock Award" means Awards granted pursuant to Section 8.

         "Dividend Equivalent Right" means Awards granted pursuant to Section
12.

         "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Fair Market Value" of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations[; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on NASDAQ or on a national securities exchange, the Fair Market Value shall be the "Price to the Public" (or equivalent) set forth on the cover page for the final prospectus relating to the Company's Initial Public Offering].

         "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

         ["Initial Public Offering" means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act, other than on Forms S-4 or S-8 or their then equivalents, covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.]

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

         "Performance Share Award" means Awards granted pursuant to Section 10.

         "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or



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more performance criteria will be measured for the purpose of determining a grantee's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

         "Restricted Stock Award" means Awards granted pursuant to Section 7.

         "Stock" means the Common Stock, par value $___ per share, of the Company, subject to adjustments pursuant to Section 3.

         "Stock Appreciation Right" means any Award granted pursuant to Section
6.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         "Unrestricted Stock Award" means any Award granted pursuant to Section
9.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES
            ------------------------------------------------------------------
            AND DETERMINE AWARDS
            --------------------

         (a)  Committee. The Plan shall be administered by either the Board or a
              ---------
committee of not less than two Independent Directors (in either case, the "Administrator")./1/

         (b)  Powers of Administrator. The Administrator shall have the power
              -----------------------
and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

              (i) to select the individuals to whom Awards may from time to time be granted;

              (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights,

-----------------

     /1/ It is always preferable for the plan to be administered by the Committee rather than by the Board. To avoid the $1 million cap on compensation deduction imposed by Section 162(m) of the Code with respect to the top five executives, option grants must be made by a Committee of outside directors. If the plan is to be administered by the Committee rather than the Board, then for
Section 16 purposes, the members of the Committee should also be "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i). While the plan no longer requires that a member of the Committee must qualify as a "non-employee director" under Rule 16b-3(b)(3)(i) and an outside director under Section 162(m) of the Code, we should always advise the client to meet these requirements operationally. The reason that we have dropped the plan provisions is the concern that if the Committee is not comprised of the right directors, an argument can be made that the awards have not been validly granted.

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         Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock
         Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

               (iii) to determine the number of shares of Stock to be covered by any Award;

               (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

               (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

               (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

               (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

               (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

         All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

         (c)   Delegation of Authority to Grant Awards./2/ The Administrator, in
               ------------------------------------------
its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or "covered employees" within the meaning of Section 162(m) of the Code.

-------------------

     /2/ Check the applicable state business code to determine whether it is appropriate to delegate authority to issue stock to the CEO. If client is a Massachusetts corporation, it is advisable to set forth in the corporate vote that the CEO is a committee of the Board. The corporate vote should also place limitations on the CEO's authority to grant awards.

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Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

         (d)   Indemnification. Neither the Board nor the Committee, nor any
               ---------------
member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           ----------------------------------------------------

         (a)   Stock Issuable. The maximum number of shares of Stock reserved
               --------------
and available for issuance under the Plan shall be _________ shares, subject to adjustment as provided in Section 3(b) [; provided that not more than [ ] shares shall be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards, or Performance Share Awards except to the extent such Awards are granted in lieu of cash compensation or fees.]/3/ For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than _____ shares of Stock may be granted to any one individual grantee during any one calendar year period./4/ The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

         (b)   Changes in Stock. Subject to Section 3(c) hereof, if, as a result
               ----------------
of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other

--------------

     /3/ This provision is optional and is often used to placate institutional shareholders who wish to limit the use of stock grants other than options.

     /4/ This limitation is imposed so that stock options can qualify as performance-based compensation under Section 162(m) of the Code and therefore avoid the $1 million cap on compensation deduction for the top five executives.

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securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, [including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Performance Share Awards,] (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award,
(iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

         The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

         (c)   Mergers and Other Transactions. In the case of and subject to the
               ------------------------------
consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a "Sale Event"), all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards with conditions and restrictions relating solely to the passage of time and continued employment shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except

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as the Administrator may otherwise specify with respect to particular Awards./5/
Upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder). In the event of such termination, each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

         Notwithstanding anything to the contrary in this Section 3.2(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the "Sale Price") times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

Alternate Provision:

         (c)   Mergers and Other Transactions./6/ Notwithstanding any other
               ----------------------------------
provisions of the Plan, in the event that a transaction occurs that results in the Stock not being registered under Section 12 of the Exchange Act, all Awards shall terminate upon the completion of the transaction. If the transaction is intended to be treated as a pooling of interests for accounting purposes, the Board shall cause the acquiring or surviving corporation or one of its affiliates to grant replacement Awards to the grantees. In all other transactions, the Board may either arrange for replacement Awards, accelerate the exercisability and vesting of all outstanding Awards (subject to consummation of the transaction) or terminate all Awards in exchange for payment in cash or in kind.

         (d)   Substitute Awards. The Administrator may grant Awards under the
               -----------------
Plan in substitution for stock and stock based awards held by employees, directors or other key

-------------------

     /5/ Should be discussed with clients. Some clients do not want to provide for full vesting even if Company is sold.

     /6/ This is a simplified version of Section 3(c). It does not provide for automatic full vesting of outstanding Awards.

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persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY
           -----------

         Grantees under the Plan will be such full or part-time officers and other employees, Independent Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS/7/
           ----------------

         Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

         Stock Options granted under the Plan may be either Incentive Stock Options or Non- Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

         No Incentive Stock Option shall be granted under the Plan after _______, 200__ [(10 years from the date plan is approved by Board of Directors)].

         (a)   Stock Options Granted to Employees and Key Persons. The
               --------------------------------------------------
Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee's election, subject to such terms and conditions as the Administrator may establish.

               (i)  Exercise Price. The exercise price per share for the Stock
                    --------------
         covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent

--------------

     /7/ Stock options are subject to fixed accounting and therefore do not result in charges to earnings so long as they are granted at fair market value and there is no performance-based vesting.

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         of the Fair Market Value on the date of grant,/8/ in the case of
         Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

               (ii)    Option Term. The term of each Stock Option shall be fixed
                       -----------
         by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

               (iii)   Exercisability; Rights of a Stockholder. Stock Options
                       ---------------------------------------
         shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

               (iv)    Method of Exercise. Stock Options may be exercised in
                       ------------------
         whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                       (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                       (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan./9/ Such surrendered shares shall be valued at Fair Market Value on the exercise date;

                       (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly

-------------

     /8/ Discount options result in accounting charges. Institutional shareholders generally do not approve of discount options. Additionally, to avoid the $1 million cap on compensation deduction imposed by Section 162(m) of the Code with respect to the top five executives, option grants must be at fair market value.

     /9/ This six-month rule is required to avoid negative accounting implications.

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         deliver to the Company cash or a check payable and acceptable to the
         Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law.10

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v)  Annual Limit on Incentive Stock Options. To the extent required
               ---------------------------------------
     for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b)  Reload Options. At the discretion of the Administrator, Options
          --------------
granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the sum of (i) the number delivered to exercise the original Option and (ii) the number withheld to satisfy tax liabilities, with an Option term equal to the remainder of the original

--------------

     /10/ This provision should not be used without further consideration of the legal implications, including tax consequences, Regulation U, Truth-in-Lending and state corporate law.

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Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

         (c)   Stock Options Granted to Independent Directors.
               ----------------------------------------------

               (i)  Automatic Grant of Options.
                    --------------------------

                    [(A) Each person who is an Independent Director on the
               effective date of the Initial Public Offering shall be granted a Non-Qualified Stock Option to acquire _______ shares of Stock.

                    (B) Each Independent Director who is first elected to serve as a Director after the Initial Public Offering shall be granted, on the fifth business day after his election, a Non-Qualified Stock Option to acquire _____ shares of Stock.]

               (Note: Delete A and B if plan is not adopted in connection with IPO.)

                    (C) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 19__ annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire _____ shares of Stock.

                    (D) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

                    (E) The Administrator, in its discretion, may grant additional Non- Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

               (ii) Exercise; Termination.
                    ---------------------

                    (A) Unless otherwise determined by the Administrator, an Option granted under Section 5(c) shall be [exercisable in full as of the grant date] [or exercisable after the ___ anniversary of the grant date]. An Option issued under this Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

                    (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(iv). An optionee shall

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               have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

         (d)   Non-transferability of Options. No Stock Option shall be
               ------------------------------
transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee, or by the optionee's legal representative or guardian in the event of the optionee's incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.     STOCK APPRECIATION RIGHTS./11/
               -------------------------

         (a)   Nature of Stock Appreciation Rights. A Stock Appreciation Right
               -----------------------------------
is an Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than [85 percent] [100 percent] of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

         (b)   Grant and Exercise of Stock Appreciation Rights. Stock
               -----------------------------------------------
Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.

         A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

         (c)   Terms and Conditions of Stock Appreciation Rights. Stock
               -------------------------------------------------
Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

_______________________

   /11/ Stock appreciation rights are subject to variable accounting and result in charges to earnings which must be periodically adjusted.

               (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

               (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

               (iii) All Stock Appreciation Rights shall be exercisable during the grantee's lifetime only by the grantee or the grantee's legal representative.

SECTION 7.  RESTRICTED STOCK AWARDS/12/
            -----------------------

         (a)   Nature of Restricted Stock Awards. A Restricted Stock Award is an
               ---------------------------------
Award entitling the recipient to acquire, at such purchase price as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

         (b)   Rights as a Stockholder. Upon execution of a written instrument
               -----------------------
setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

         (c)   Restrictions. Restricted Stock may not be sold, assigned,
               ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee's employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the grantee or the grantee's legal representative.

_______________________

   /12/ Restricted stock awards with time-based vesting are subject to fixed accounting and therefore the earnings charges are fixed as the time of grant. Restricted stock awards with performance-based vesting are subject to variable accounting and the earnings charges must be periodically adjusted to reflect the change in stock prices.

         (d)   Vesting of Restricted Stock. The Administrator at the time of
               ---------------------------
grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee's termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

         (e)   Waiver, Deferral and Reinvestment of Dividends. The Restricted
               ----------------------------------------------
Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8.  DEFERRED STOCK AWARDS
            ---------------------

         (a)   Nature of Deferred Stock Awards. A Deferred Stock Award is an
               -------------------------------
Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.

         (b)   Election to Receive Deferred Stock Awards in Lieu of
               ----------------------------------------------------
Compensation. The Administrator may, in its sole discretion, permit a grantee to
------------
elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

         (c)   Rights as a Stockholder. During the deferral period, a grantee
               -----------------------
shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

         (d)   Restrictions. A Deferred Stock Award may not be sold, assigned,
               ------------
transferred, pledged or otherwise encumbered or disposed of during the deferral period.

         (e)   Termination. Except as may otherwise be provided by the
               -----------
Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.   UNRESTRICTED STOCK AWARDS/13/
             -------------------------

         Grant or Sale of Unrestricted Stock. The Administrator may, in its sole
         -----------------------------------
discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  PERFORMANCE SHARE AWARDS
             ------------------------

         (a)   Nature of Performance Share Awards./14/ A Performance Share Award
               ----------------------------------
is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

         (b)   Rights as a Stockholder. A grantee receiving a Performance Share
               -----------------------
Award shall have the rights of a stockholder only as to shares actually received by the grantee under the Plan and not with respect to shares subject to the Award but not actually received by the grantee. A grantee shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

         (c)   Termination. Except as may otherwise be provided by the
               -----------
Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Performance Share Awards shall automatically terminate

_______________________

   /13/ Fixed accounting applies to unrestricted stock awards. The charge to earnings is equal to the value of the stock at the time of grant.

   /14/ Variable accounting applies to performance share awards and the charge to earnings is determined when the performance goals are met.

upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

         (d)   Acceleration, Waiver, Etc. At any time prior to the grantee's
               -------------------------
termination of employment (or other service relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11.  PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES15
             ---------------------------------------------

         Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

         (a)   Performance Criteria. The performance criteria used in
               --------------------
performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

         (b)   Grant of Performance-based Awards. With respect to each
               ---------------------------------
Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

         (c)   Payment of Performance-based Awards. Following the completion of
               -----------------------------------
a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for

_______________________

     /15/ This Section 11 is included to ensure that any award that is tied to performance factors qualifies as "performance-based" compensation under Section 162(m) of the Code. The performance criteria should be modified after discussion with the client.

the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

         (d)   Maximum Award Payable.  The maximum Performance-based Award
               ---------------------
payable to any one Covered Employee under the Plan for a Performance Cycle is _______ Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12.  DIVIDEND EQUIVALENT RIGHTS/16/
             --------------------------

         (a)   Dividend Equivalent Rights. A Dividend Equivalent Right is an
               --------------------------
Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

         (b)   Interest Equivalents. Any Award under this Plan that is settled
               --------------------
in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

         (c)   Termination. Except as may otherwise be provided by the
               -----------
Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the grantee's termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

_______________________

     /16/  Dividend equivalent rights result in charges to earnings.

SECTION 13.  TAX WITHHOLDING
             ---------------

         (a)   Payment by Grantee. Each grantee shall, no later than the date as
               ------------------
of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company's obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

         (b)   Payment in Stock. Subject to approval by the Administrator, a
               ----------------
grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14.  TRANSFER, LEAVE OF ABSENCE, ETC.
             -------------------------------

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

         (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.  AMENDMENTS AND TERMINATION
             --------------------------

         The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code[ or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the

Code]/17/, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator's authority to take any action permitted pursuant to Section 3(c).

SECTION 16.  STATUS OF PLAN
             --------------

         With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.  CHANGE OF CONTROL PROVISIONS/18/
             ----------------------------

         Upon the occurrence of a Change of Control as defined in this Section
17:

         (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

         (b) Except as otherwise provided in the applicable Award Agreement, conditions and restrictions on each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award which relate solely to the passage of time and continued employment will be removed. Performance or other conditions (other than conditions and restrictions relating solely to the passage of time and continued employment) will continue to apply unless otherwise provided in the applicable Award agreement.

_______________________

     /17/ Include the clause in parentheses only if awards granted under the plan are designed to qualify as performance-based compensation under Section 162(m) of the Code.

     /18/ This Section 17 as well as Section 3(c) should be modified or deleted after discussion with client. Client may not wish to provide across the board full vesting or full vesting at all. In some instances, client may wish to provide for full vesting only if Company is sold, but not as a result of events described in Section 17(c)(i) or (ii). In addition, definition of "change of control" may need to be modified. Client should be informed that the pooling of interest accounting rules do not permit discretionary acceleration of vesting upon a Change of Control. Automatic acceleration of vesting will not affect pooling if plan provision has been in place for at least two years.

         (c) "Change of Control" shall mean the occurrence of any one of the following events :

               (i) any "Person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing [25] percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

               (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided further, that any such person whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

               (iii) the approval by the stockholders of the Company of a consolidation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction") or if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding , however, a Corporate Transaction in which the stockholders of the Company immediately prior to the Corporate Transaction, would, immediately after the Corporate Transaction, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than [50] percent of the voting shares of the corporation issuing cash or securities in the Corporate Transaction (or of its ultimate parent corporation, if any); or

               (iv) the approval by the stockholders of any plan or proposal for the liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to [25] percent or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this sentence
            --------  -------
shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns [25] percent or more of the combined voting power of all then outstanding Voting Securities, then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 18.  GENERAL PROVISIONS
             ------------------

         (a)   No Distribution; Compliance with Legal Requirements. The
               ---------------------------------------------------
Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

         No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

         (b)   Delivery of Stock Certificates. Stock certificates to grantees
               ------------------------------
under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee's last known address on file with the Company.

         (c)   Other Compensation Arrangements; No Employment Rights. Nothing
               -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

         (d)   Trading Policy Restrictions.  Option exercises and other Awards
               ---------------------------
under the Plan shall be subject to such Company's insider trading policy, as in effect from time to time.

         (e)   Loans to Grantees. The Company shall have the authority to make
               -----------------
loans to grantees of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

         (f)   Designation of Beneficiary. Each grantee to whom an Award has
               --------------------------
been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee's death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee's estate.

SECTION 19.  EFFECTIVE DATE OF PLAN
             ----------------------

         This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board./19/

SECTION 20.  GOVERNING LAW
             -------------

         This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of _____________, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:


DOCSC\63218.2

______________________

     /19/ There may be negative accounting implications if grants are made contingent on stockholder approval.